UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report September 4, 2013

Date of earliest event reported August 28, 2013

Commission file no. 333-133184-12

Neiman Marcus Group LTD Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-3509435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Marcus Square 1618 Main Street Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 743-7600

Neiman Marcus, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2013, Neiman Marcus Group LTD Inc. (formerly Neiman Marcus, Inc.) (the “Company”), filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Company with the Secretary of State of Delaware, which provides that the Certificate of Incorporation be amended to change the Company’s name from “Neiman Marcus, Inc.” to “Neiman Marcus Group LTD Inc.” (the “Name Change”).

The Name Change was unanimously approved by the Board of Directors of the Company on August 28, 2013.

A complete copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Neiman Marcus Group LTD Inc. filed with the Secretary of State of Delaware, dated August 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS GROUP LTD INC.

Date: September 4, 2013	By:	/s/ Tracy M. Preston

	Name:	Tracy M. Preston, Esq.
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Neiman Marcus Group LTD Inc. filed with the Secretary of State of Delaware, dated August 28, 2013.